Exhibit 23

Consent of independent auditors

We consent to the incorporation by reference in the following Registration Statements of McDonald's Corporation and in the related prospectuses of our report dated January 26, 2000 with respect to the consolidated financial statements of McDonald's Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1999.


                              Commission File No.
                  ------------------------------------------
                  Form S-8                          Form S-3
                   33-09267                         33-00001
                   33-24958                         33-64873
                   33-49817                        333-25899
                   33-50701                        333-59145
                   33-58840
                  333-03409
                  333-65033

                                                ERNST & YOUNG LLP

Chicago, Illinois
March 28, 2000